                                        INVESCO Asset Management Deutschland
                                        GmbH


                                        By: /s/ Stephanie Ehrenfried
                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE


                                        INVESCO Asset Management Limited


                                        By: /s/ Nick Styman
                                            ------------------------------------
                                        Name: Nick Styman
                                        Title: Director of European Compliance


                                        INVESCO Asset Management S.A.


                                        By: /s/ Patrick Riviere
                                            ------------------------------------
                                        Name: Patrick Riviere
                                        Title: Managing Director


                                        INVESCO Asset Management Osterreich GmbH


                                        By: /s/ Thomas Kraus
                                            ------------------------------------
                                        Name: Thomas Kraus
                                        Title: Managing Director


                                        INVESCO Global Asset Management (N.A.),
                                        Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name:  Jeffrey Kupor
                                        Title: General Counsel


                                        INVESCO Management Company S.A.


                                        By: /s/ Nick Styman
                                            ------------------------------------
                                        Name: Nick Styman
                                        Title: Director of European Compliance


                                        INVESCO Management S.A.


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Investment Operations


                                        INVESCO Institutional (N.A.), Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel


                                        INVESCO Maximum Income Management S.A.


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Investment Operations


                                        INVESCO Private Capital, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel

                                        INVESCO Senior Secured Management, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel


                                        INVESCO Taiwan Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal, AP


                                        INVESCO Asset Management (Japan) Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal, AP


                                        INVESCO Asset Management Ireland Limited


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Investment Operations


                                        INVESCO Kapitalanlagegesellschaft GmbH


                                        By: /s/ Stephanie Ehrenfried
                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE


                                        PowerShares Capital Management LLC


                                        By: /s/ Kevin Gustafson
                                            ------------------------------------
                                        Name: Kevin Gustafson
                                        Title: General Counsel & COO


                                        Stein Roe Investment Counsel, Inc.


                                        By: /s/ Greg Campbell
                                            ------------------------------------
                                        Name: Greg Campbell
                                        Title: General Counsel